adept

ADEPT TECHNOLOGY, INC. IS YOUR INTELLIGENT ROBOTICS PARTNER



Company Overview

November 2014

Safe Harbor

This presentation includes forward-looking statements, including statements about the economic environment affecting us and the markets we serve; sources of revenues; our management team; marketing and commercialization of our products under development; and our ability to attract customers and market acceptance of our products. These forward-looking statements are based on our assumptions, expectations and projections about future events only as of the date of this presentation, and we make such forward-looking statements pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve numerous risks and uncertainties that are difficult to predict. The Company's actual results could differ materially from those expressed in forward-looking statements for a variety of reasons, including, but not limited to factors affecting our fluctuating operating results that are difficult to forecast or are outside our control; our limited liquidity due to historical operating losses and negative cash flow; the effect of the current state of the manufacturing sector and other businesses of our customers; the effectiveness and unintended consequences of our restructuring actions and other expense-related matters; changes in our management team; the impact of our acquired businesses and strategic plans on our cash resources and operations; the Company's inability to accurately forecast or react quickly to changes in demand for our products; seasonality of results, particularly in Europe; risks of technical and commercial acceptance of the Company's new or current products; the costs of international operations, sales and suppliers and the impact of foreign currency exchange; the cyclicality of capital spending of the Company's customers and lack of long-term customer contracts; the highly competitive nature of and rapid technological change within the intelligent automation industry; the lengthy sales cycles for the Company's products; the Company's increasing investment in markets that are subject to increased regulation; risks associated with outsourced manufacturing and single sources of supply; potential delays associated with the development and introduction of new products; and potential costs of regulatory compliance. For a discussion of risk factors relating to Adept's business, see our SEC filings, including the Company's annual report on Form 10-k for the fiscal year ended June 30, 2014, which includes the discussion in Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors.

Adept Highlights

- Global 30 year old Robotics business with best in class vision software, controls, gripping and autonomous mobile robot technology
- Well positioned for profitable growth in several billion dollar plus markets
- Positioned for improved financial performance
- Experienced team

Adept-At a Glance



- 30 years established brand in innovative robotics with 3 platforms
  - Autonomous mobile robots
  - Fixed industrial robots
  - Global service and support
- Based in Pleasanton, CA
  - On the ground presence in 7 countries spanning N. America, Europe and Asia
  - 160 employees
- Over 68,000 systems installed
  - Fortune 1000 global customer base
- Trailing twelve months revenue: $58m
  - Improving EBITDA
  - Market cap: ~ $100m

Adept brand equals premium performance & loyal customers

What We Do…





- We automate existing manual processes in assembly, handling, packaging and logistics
- We significantly increase production throughput and at the same time improve quality and reduce scrap
- We combine robots, vision software and grippers to deliver the flexibility and intelligence of people with efficiency, reliability and accuracy of machines

Core IP built on real-time control, sensing & software

How we do it:

1. Disciplined focus on the voice of the customer
2. Continual introduction of new products
3. Margin expansion
4. Profitably growing sales over the long term

Key Performance Drivers Going Forward

1. Improved market share of fixed products
2. Rapid growth of mobile products
3. Margin expansion
4. New products
5. Happy employees

History of Technology Innovation


PUMA Robot
Integrated Vision
Line Tracking
Vision Based,
Flexible Parts Feeding
External Servo Motion Control
Multi-Robot Coordinated Control
AIM Task-Level Software
Robot Accuracy Mapping
Distributed Controls
Firewire Real Time Network
SmartController Compact Controls
3D Vision Feeding
ePLC Ethernet Robot
Closed-loop Vision Servo'ing
Quattro 4-Arm
High Speed
Parallel Robot
USDA Accepted
Controllerless
ePLC Robots
1975
1980
1985
1990
1995
2000
2005
2010
2015
Electric Robot
VAL Programming
Direct Drive Robot
Multitasking,
Real-Time OS
Programmable Pendant
Robot Personality Module
Grey Scale Vision
Geometric Locator
Inspection Vision
"No-homing" Robot
Integrated 6-DOF Force Sensing
VME Bus Architecture
Adaptive Servo Controls
Dual Encoder Control
Graphical HMI
3D-Simulation
Offline Programming
Ethernet Networking
AIM Applications Modules
Embedded
Controls Robot
Integrated DeviceNet
Distributed I/O
3D Exclusion Zones
ACE Client/Server Architecture
Compact 6-Axis Multi-Arm Controller
Force Enabled "Hand" Jogging
MobileRobots
•Collaborative
Mobile
Manipulator

Strategically Located in Core Markets



UK
Dortmund, Germany
TB-Automation
ASIC Robotics
Annecy, France
ARS srl
Adept Iberica
Italy
Automation Inc
Shelley Automation
Amherst, NH
Pleasanton, CA
Cincinnati, OH
Cornerstone Technical Group
VINSSA
Leeman
Golden Spring
Han Shin Power Tech
Nihon-Kizai
Troop Industries
Shanghai, China
Second2None
CASTEC International
A.R.S.I.
Singapore
Adept Headquarters
Adept Office
Distributor
Regional Sales Office
M.A.R Automaco
ScanStore Chile
Buenos Aires Tech
Walls Machinery

Broad Geographic and Strong Customer Relationships

AMGEN
MERCK
HEWLETT PACKARD
GLOBALFOUNDRIES
SIEMENS
MOTOROLA
Baxter
DELPHI Automotive Systems
BOSCH
Seagate
KRAFT
intel
SAMSUNG
Western Digital
NOKIA Connecting People
BLACK & DECKER
Valeo
Johnson & Johnson
GE
P&G
L'ORÉAL
KYOCERA
Visteon
tyco
CATERPILLAR
HITACHI Inspire the Next

FY2014


Other- 5%
USA- 23%
Europe- 45%
Asia- 27%

Serving mature markets that need automation to compete globally

Automation Technology Evolution Reaching an Inflexion Point



Blind robot
Sensor guided robot
Multi-robot control
Distributed control
Collaborative Control
AGV
Mobile robot
Multi-robot coordination
Autonomous control
Collaborative control
1980
1985
1995
2005
2010
2015

Migration of Technology

• "Hard tooled"
• Conventional robot cell without vision capability





• Flexible
• Vision Guided Automation Cell

• "Hard Coded"
• Conventional AGV with limited flexibility




0 2

• Flexible AGV
• Natural Feature Navigation

Adept's technology simplifies automation & reduces cost

Flexible Production Lifecycle


Inventory
Line Replenishment
Feeding
Process
Transport
Feeding
Process
Transport


Assembly 01
Assembly 02
Packaging 01
Packaging 02
adept

Mobility closes the loop for a flexible production cycle

Three Product Platforms

Industrial Products



Focus: Cobra / Quattro next generation, GTM via integrators

Mobile Products



Focus: Global Launch of Lynx

Total Services

- Field Service
  - Upgrades
  - Adv. Performance
- Maintenance Contracts
- Training
- Spare Parts

Install base 68K+ systems
Focus: Total solutions model

High Performance mechanisms with best-in-class miniaturized controls
Groundbreaking autonomous mobile products, broad application expertise

Adept Product Portfolio

•Fixed Industrial Robots


Cobra
Viper
Quattro
Python
SmartController™
EX
SmartVision EX
Flexible Feeding
ePLC
Ace
PackXpert™

•Mobile Industrial Robots


Lynx
Courier
SmartCore MX
Handler
SmartCore
Fleet Simulator
Enterprise Manager
MobilePlanner
MobileEyes

Industry Leading Controls for Fixed and Mobile Automation

Five Large Markets

Markets	Mfg	Warehouse/ Logistics	Electronics	Semiconductor	Food
Fixed	✓	✓	✓		✓
Mobile	✓	✓	✓	✓	✓
Service	✓	✓	✓	✓	✓
GTM					
Direct sales	✓	✓	✓	✓	✓
Integrators	✓	✓	✓		✓
OEMs	✓	✓	✓	✓	✓
Partners	✓	✓	✓		✓

Adept Fixed Robot Sample Applications









Food Packaging
Safe, **hygienic** handling for primary and secondary food packaging

Electronics
High throughput, **delicate** assembly and inspection of consumer devices and solar cells

Automotive
High **precision** assembly and inspection

Med / Life Science
High throughput, fully **traceable** assembly of medical devices and diagnostic specimen handling

Vision-based, high speed, flexible assembly and handling

Industrial Application Examples




Missed Sheet Issue
LasX Industries, Inc.





Mobile Product Roadmap



Lynx OEM: Base unit, sold primarily to integrators.





Lynx Courier: Hospital / Lab / Light Manufacturing



Lynx Handler / Transporter: 200mm Semiconductor wafer handling.

Partner/OEM/Integrator Solutions







●●●

Roadmap - Coming Soon:



Lynx Cart [Q4]: Configurable cart and HMI backbone mated to Lynx OEM



Lynx Secure Courier [Released to Beta Q1]: Automated secure transport.

Mobile Operation – Dynamic Environment





Lynx Transporter- WIP Movement

- Transporting totes containing small packages
- Moving larger boxes
- Moving non-standard items not compatible with standard conveyors



Growing Service Revenue by Increasing Professional Services

- Reduce our customers cost per cycle & total cost of ownership
- Proactive maintenance anticipating future support needs
- Refurbishment of current equipment provides for extended use and reduced cost



Total Services
Field Service
•Upgrades
•Adv. Performance
Maintenance Contracts
Training
Spare Parts
Install base 68K+ systems
Focus: Total solutions model

Financial Trend

($ in millions)	FY'14	FY'13	FY'12	FY'11	FY'10	FY'09
Revenue	$57.5	$46.8	$66.2	$57.5	$51.6	$41.5
Gross Margin	46.3%	40.8%	42.3%	43.3%	43.2%	40.6%
R&D	$6.8	$7.6	$8.7	$8.2	$5.6	$5.7
SG&A	$19.8	$19.0	$20.7	$22.2	$18.2	$21.4

Long-term Financial Model

	4 to 6 years
Sales	$200 million
	% of sales:
Gross margin	45-50%
Operating expenses	30%
Operating income	15-20%

Next Steps for Adept



Regular Stream of New Products - Mobile & Fixed

- Intuitive, Advanced Products
- Anticipate / predict market needs
- Increase speed to market



Advanced Customer Relationships

- Partnerships – Lead Generation / Co-selling / Industry shows
- Market penetration in US, EU, APR
- Vertical Market focus



Improved Operating Performance

- Revenue / employee
- Improved productivity & execution
- Earnings per share

adept

ADEPT TECHNOLOGY, INC. IS YOUR INTELLIGENT ROBOTICS PARTNER



THANK YOU!

Celebrating 30 Years of Innovation
adept